UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2004

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)


        California                       72870                    93-0925818
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
      organization)                                          Identification No.)


           101 Rowland Way, Suite 110 Novato, CA                 94945
         (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:   (415) 893-8000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.  Exhibits

        Exhibit                         Description
        -------      --------------------------------------------------
          99.1       Press Release of Sonic Solutions dated May 4, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 4, 2004, Sonic Solutions issued a press release announcing the results of its fourth quarter and fiscal year ended March 31, 2004. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SONIC SOLUTIONS

                                            By:    /s/  Robert J. Doris
                                                   ---------------------------
                                             Name: Robert J. Doris
                                            Title: President and Director
                                                   (Principal Executive Officer)



Date:  May 4, 2004










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